UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2025

BETA Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42932	83-1276474
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1150 Airport Drive South Burlington, Vermont		05403
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (802) 281-3623

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BETA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 3, 2025, BETA Technologies, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC and Goldman Sachs & Co. LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), relating to the initial public offering (the “IPO”) of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”). The Underwriting Agreement provides for the offer and sale by the Company of 29,852,941 shares of Class A Common Stock (the “Firm Shares”) at a public offering price of $34.00 per share. Pursuant to the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 4,477,941 shares of Class A Common Stock (the “Option Shares”).

The Underwriting Agreement contains customary representations and warranties, agreements and obligations, closing conditions and termination provisions. The Company has agreed to indemnify the Underwriters against (or contribute to the payment of) certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).

The material terms of the IPO are described in the prospectus, dated November 3, 2025 (the “Prospectus”), filed by the Company with the Securities and Exchange Commission (the “Commission”) on November 4, 2025, pursuant to Rule 424(b) under the Securities Act. The IPO is registered with the Commission pursuant to the Company’s Registration Statement on Form S-1, as amended (File No. 333-290570).

On November 5, 2025, the IPO closed, and the Firm Shares and the Option Shares were delivered. The foregoing summary description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the copy of the Underwriting Agreement attached hereto as Exhibit 1.1, which is incorporated by reference into this Item 1.01. In addition, for a summary description of relationships between the Company and the Underwriters, see the “Underwriting” section in the Prospectus.

Item 3.02 Unregistered Sales of Equity Securities.

On November 4, 2025, in connection with the IPO and as contemplated by the transactions described in the Prospectus under “Description of Capital Stock—General,” the following events occurred: (i) the conversion of all outstanding shares of the Company’s then-issued preferred stock into an aggregate 147,806,862 shares of common stock of the Company prior to the Common Stock Reclassification (as defined below), $0.0001 par value per share (the “Common Stock”), and the subsequent cancellation of such shares of preferred stock (the “Preferred Stock Recapitalization”), (ii) the reclassification of all outstanding shares of the Common Stock for an equivalent number of shares of Class A Common Stock, effective upon the filing and effectiveness of the Amended Charter (as defined below) (the “Common Stock Reclassification”), (iii) the exchange of an aggregate of 8,501,484 shares of Super Voting Common Stock of the Company, $0.0001 par value per share, beneficially owned by the Class B Common Stockholder (as defined in the Prospectus) for an equivalent number of shares of the Company’s Class B common stock, $0.0001 par value per share (the “Class B Common Stock”), effective upon the filing and effectiveness of the Amended Charter pursuant to the terms of an exchange agreement entered into with the Company (the “Class B Stock Exchange”) and (iv) a 6.3811681-for-1 forward split of the Company’s capital stock, effective upon the filing and effectiveness of the Amended Charter (collectively with the Preferred Stock Recapitalization, the Common Stock Reclassification and the Class B Stock Exchange, the “IPO Recapitalization”).

No underwriters were involved in the issuance and sale of the Class A Common Stock and Class B Common Stock pursuant to the IPO Recapitalization. The shares of Class A Common Stock and Class B Common Stock were issued in reliance upon an exemption from registration pursuant to Section 4(a)(2) of the Securities Act on the basis that the transaction did not involve a public offering.

Item 3.03 Material Modification to Rights of Security Holders.

The information provided in Item 5.03 hereto is incorporated by reference into this Item 3.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreements

On November 5, 2025, in connection with the closing of the IPO, the Company entered into employment agreements with each of Kyle Clark, its Chief Executive Officer and President; Sean Donovan, its Chief Operating Officer; Brian Dunkiel, its Chief Legal Officer, Vice President and Secretary; and Herman Cueto, its Chief Financial Officer. A summary description of the employment agreements is contained in the Prospectus under the section titled “Executive Compensation—Actions Taken in Connection with This Offering—Employment Agreements” and is incorporated herein by reference. Such summary description does not purport to be completed and is qualified in its entirety by reference to the copies of each of the employment agreements attached hereto as Exhibits 10.1 through 10.4, which are incorporated by reference to this Item 5.02.

BETA Technologies, Inc. 2025 Omnibus Incentive Plan

On October 15, 2025, following the approval of the stockholders of the Company, and effective upon the consummation of the IPO, the board of directors of the Company (the “Board”) adopted the BETA Technologies, Inc. 2025 Omnibus Incentive Plan (the “Omnibus Plan”). A summary description of the Omnibus Plan is contained in the Prospectus under the section titled “Executive Compensation—Actions Taken in Connection with This Offering—2025 Omnibus Incentive Plan” and is incorporated herein by reference. Such summary description does not purport to be complete and is qualified in its entirety by reference to the copy of the Omnibus Plan attached hereto as Exhibit 10.5, which is incorporated by reference into this Item 5.02. In connection with the IPO and pursuant to the Omnibus Plan, the Board approved grants of restricted stock units to certain employees, including the Company’s named executive officers.

BETA Technologies, Inc. 2025 Employee Stock Purchase Plan

On October 15, 2025, following the approval of the stockholders of the Company, and effective upon the consummation of the IPO, the Board adopted the BETA Technologies, Inc. 2025 Employee Stock Purchase Plan (the “ESPP”). A summary description of the ESPP is contained in the Prospectus under the section titled “Executive Compensation—Actions Taken in Connection with This Offering—Employee Stock Purchase Plan” and is incorporated herein by reference. Such summary description does not purport to be complete and is qualified in its entirety by reference to the copy of the ESPP attached hereto as Exhibit 10.6, which is incorporated by reference into this Item 5.02.

IPO Cash Bonuses

In connection with the IPO, the Board approved an aggregate cash bonus pool of up to $10,000,000, as previously disclosed in the Prospectus under the section titled “Executive Compensation—Actions Taken in Connection with This Offering—IPO Bonuses”, from which certain Company employees, including the Company’s named executive officers, will receive a cash bonus (each, an “IPO Cash Bonus”). In connection with the IPO, each of the Company’s named executive officers will receive an IPO Cash Bonus as follows: (i) $3,000,000 for Kyle Clark, (ii) $250,000 for Sean Donovan and (iii) $250,000 for Brian Dunkiel, in each case, with the IPO Cash Bonus to be paid within 30 days following the IPO closing.

Indemnification Agreements

On November 3, 2025, in connection with the IPO, the Company entered into indemnification agreements with each of its directors and executive officers. These agreements provide the Company’s directors and executive officers with contractual rights to indemnification, expense advancement and reimbursement, to the fullest extent permitted under the Delaware General Corporation Law. These indemnification rights are not exclusive of any other right that an indemnified person may have or hereafter acquire under any statute, provision of the Amended Charter or Amended Bylaws (as defined below), any agreement, or vote of stockholders or disinterested directors or otherwise. The foregoing summary description of the indemnification agreements does not purport to be complete and is qualified in its entirety by reference to the form of indemnification agreement included herewith as Exhibit 10.7, which is incorporated by reference into this Item 5.02.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 15, 2025, following the approval of the stockholders of the Company, and subject to and effective upon the consummation of the IPO, the Board approved the filing of the Company’s sixth amended and restated certificate of incorporation (the “Amended Charter”) with the Secretary of State of the State of Delaware and the adoption of the second amended and restated bylaws (the “Amended Bylaws”). On November 3, 2025, the Company filed the Amended Charter with the Secretary of State of the State of Delaware, which became effective upon filing. A summary description of Amended Charter and the Amended Bylaws is contained in the Prospectus under “Description of Capital Stock” and is incorporated herein by reference.

Such summary description does not purport to be complete and is qualified in its entirety by reference to the copy of the Amended Charter attached hereto as Exhibit 3.1 and the copy of the Amended Bylaws attached hereto as Exhibit 3.2, both of which are incorporated by reference into this Item 5.03.

Item 8.01 Other Events.

On November 5, 2025, the Company completed the IPO of 34,330,882 shares of Class A Common Stock at a public offering price of $34.00 per share, which includes the exercise in full by the Underwriters of their option to purchase an additional 4,477,941 shares of Class A Common Stock. The gross proceeds to the Company from the IPO were $1,167,249,988, before deducting underwriting discounts and commissions.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated November 3, 2025, by and among BETA Technologies, Inc. and Morgan Stanley & Co. LLC and Goldman Sachs & Co. LLC, on behalf of themselves and each of the other underwriters named in Schedule I thereto.

3.1	Sixth Amended and Restated Certificate of Incorporation of BETA Technologies, Inc.

3.2	Second Amended and Restated Bylaws of BETA Technologies, Inc.

10.1#	Employment Agreement, dated November 5, 2025, by and between BETA Technologies, Inc. and Kyle Clark.

10.2#	Employment Agreement, dated November 5, 2025, by and between BETA Technologies, Inc. and Sean Donovan.

10.3#	Employment Agreement, dated November 5, 2025, by and between BETA Technologies, Inc. and Brian Dunkiel.

10.4#	Employment Agreement, dated November 5, 2025, by and between BETA Technologies, Inc. and Herman Cueto.

10.5	BETA Technologies, Inc. 2025 Omnibus Incentive Plan.

10.6	BETA Technologies, Inc. 2025 Employee Stock Purchase Plan.

10.7#	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.16 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on October 15, 2025).

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Portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K as the registrant has determined that (i) the omitted information is not material and (ii) the omitted information is the type that the registrant treats as private or confidential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BETA TECHNOLOGIES, INC.

Date: November 6, 2025	By:	/s/ Herman Cueto
	Name:	Herman Cueto
	Title:	Chief Financial Officer